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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 30, 1999


                         NETWORK COMPUTING DEVICES, INC.
             (Exact name of registrant as specified in its charter)

                             -----------------------

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          Delaware                       0-20124               77-0177255
--------------------------------  -----------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
      incorporation)                                        Identification No.)

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                            350 North Bernardo Avenue
                         Mountain View, California 94043
               (Address of principal executive offices) (Zip Code)

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        Registrant's telephone number, including area code (650) 694-0650


          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER MATTERS

         Network Computing Devices, Inc. (the "Company") has promoted Rudolph G.Morin as President and Chief Executive Officer. He succeeds Robert Gilbertson as President who becomes the Chairman of the Board.

         The Company also announced the hiring of Gregory Wood as Vice-President of Finance and Chief Financial Officer simultaneously assuming the responsibilities of Rudolf G. Morin.

         The foregoing changes are discussed in greater detail in the Company's press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

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Exhibit No.               Description
-----------               -----------
99.1                      Press release dated August 30, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWORK COMPUTING DEVICES, INC.


Date:  September __, 1999            By: /s/ Gregory Wood
                                        -------------------------------------
                                        Gregory Wood
                                        Vice-President of Finance and
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

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

Exhibit No.                  Description
-----------                  -----------
99.1                         Press release dated August 30, 1999.



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